EXHIBIT 10.7.1

WACHOVIA                    CROSS CURRENCY RATE
                  AND FORWARD FOREIGN EXCHANGE TRANSACTION
                                CONFIRMATION
--------------------------------------------------------------------------------

DATE:                December 03, 2002

TO:                  Commscope, Inc. of North Carolina ("Counterparty")

ADDRESS:             1100 Commscope Place Southeast
                     Hickory NC
                     28603 USA

FAX:                 828-315-2958

ATTENTION:           Barry Graham

FROM:                Wachovia Bank, National Association ("Wachovia")

REF NO.              161116

Dear Barry Graham:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions and as amended and supplemented by the 1998 ISDA Euro Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:       Cross Currency Rate Swap, subject to Optional Early
----------------        Termination Term:
Term:
----
   Trade Date:            November 27, 2002
   Effective Date:        December 02, 2002
   Termination Date:      December 01, 2009


Fixed Amounts I:
---------------

Fixed Rate Payer I:       Wachovia
Fixed Rate Payer I
Currency Amount:          USD 20,000,000.00
Period End Dates:         Semi-annually on the 1st of each June and December
                          commencing June 01, 2003, through and including the
                          Termination Date; No Adjustment.
Payment Dates:            Semi-annually on the 1st of each June and December
                          commencing June 02, 2003, through and including the
                          Termination Date.
Business Day Convention:  Modified Following
Business Day:             New York, TARGET Settlement Day
Fixed Rate:               4.00%
Fixed Rate Day Count
Fraction:                 30./360

Fixed Amounts II:
----------------

Fixed Rate Payer II:      Counterparty
Currency Amount:          EUR 20,253,164.56
Period End Dates:         Semi-annually on the 1st of each June and December
                          commencing June 01, 2003, through and including the
                          Termination Date; No Adjustment.
Payment Dates:            Semi-annually on the 1st of each June and December
                          commencing June 02, 2003, through and including the
                          Termination Date.
Business Day Convention:  Modified Following
Business Day:             New York, TARGET Settlement Day
Fixed Rate:               4.54%
Fixed Rate Day Count
Fraction:                 30/360


2. The additional provisions of this Confirmation are as follows:

Calculation Agent:        Wachovia
-----------------
Initial Exchange
---------------
   Initial Exchange Date  The Effective Date
   Wachovia Initial
   Exchange Amount        EUR 10,618,912.50
   Counterparty Initial
   Exchange Amount        USD 10,486,176.09
Final Exchange
--------------
   Final Exchange Date    The Termination Date
   Wachovia Final
   Exchange Amount        USD 20,000,000.00
   Counterparty Final
   Exchange Amount        EUR 20,353,164.56
Payment Instructions:     USD
--------------------      ---

                          Bank Name:  Wachovia Bank, National Association, New
                          York
                          Account No: 2000191755725
                          SWIFT Code: PNBPUS3NNYC
                          Ref: Derivative Desk

                          EUR
                          ---
                          Bank Name:  Bayerische Landesbank-Munich
                          Account No: 0000008116711
                          SWIFT Code:  BYLADEMM
Wachovia Contacts:        Settlements and/or Rate Resets:
-----------------         Tel: (800) 249-3865
                          Fax: (704) 383-9139

                          Documentation:
                          Tel:  (704) 715-1023
                          Fax:  (704) 383-9139

                          Collateral:
                          Tel: (704) 383-9529

Payments to Counterparty: Please quote transaction reference number. ------------------------ Please provide written payment instructions.
                          Wachovia will make no payments until
                          written payment instructions are received.
                          Phone: 1-800-249-3865 Fax: 1-704-383-8429
Optional Termination:
--------------------

Either party may elect to terminate this Transaction on the following dates, subject to the Modified Following Business Day Convention:

January 24, 2003

by oral telephonic notice of that date (the "Optional Termination Date") given to the other party by 4:00pm. (New York time), and confirmed in writing by facsimile transmission by 5:00pm. (New York time), 2 New York Business Days prior to the Optional Termination Date, provided that an Event of Default or Potential Event of Default does not exist with respect to the party making the election, and provided further that this Transaction does not otherwise become a Terminated Transaction under
Section 6(e) of the Agreement on or before the Optional Termination Date.

Unless prior to the Optional Termination Date the parties otherwise agree on the termination date and the amount, due date and payor of the termination payment to be made, then upon such election this Transaction will terminate on the Optional Termination Date and be replaced by an obligation of one party to make a payment under Section 6(e) of the Agreement for this Transaction ("Cash Settlement Amount"). For that purpose, (i) the Early Termination Date is the Optional Termination Date,
(ii) the Terminated Transaction is this Transaction, (iii) the Affected Party is the Counterparty, and (iv) Wachovia will determine the Settlement Amount for this Transaction. The Cash Settlement Amount will be due on the New York Business Day following the Optional Termination Date by the party obligated to pay that amount under section (6)(e) of the Agreement.

For any such election, Wachovia agrees to receive oral telephonic notice at
(704) 374-3471 and facsimile confirmation thereof at (704) 383-0575, and Counterparty agrees to receive oral telephonic notice at 828-315-2991 and facsimile confirmation thereof at 828-315-2958.

Additional Terms:
----------------
It is hereby acknowledged that, in lieu of Counterparty paying to Wachovia a termination fee as consideration for the early termination of that certain Transaction evidenced by a Confirmation dated March 10, 1999 between Wachovia and Counterparty, the terms of this Transaction have been adjusted to reflect the value to Wachovia on the Trade Date of forgoing the receipt of any such termination fee.

Documentation
-------------

If at any time there exists a master agreement (however described) between the parties governing this Transaction ("Master Agreement"), this Confirmation supplements, forms part of and will be governed by the Master Agreement.

In the absence of such Master Agreement, this Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) version published by the International Swaps and Derivatives Association, Inc. ("ISDA Master") as if the parties had executed an agreement in such form, but without any Schedule except for the election of New York law (without regard to conflicts of law principles), and this Confirmation together with the ISDA Master shall form a binding and complete contract between the parties. Neither party is acting as the other party's financial advisor for this Transaction nor is it relying on the other party for any evaluation of the present or future results, consequences, risks, and benefits of this transaction, whether financial, accounting, tax, legal, or otherwise.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                              Very truly yours,
                              Wachovia Bank, National Association


                              By: /s/ JANET R. MALKEMES
                                 -------------------------------
                              Name:        Janet R. Malkemes
                              Title        Associate

                              By: /s/ JAMES L. COLLINS
                                 -------------------------------
                              Name:        James L. Collins
                              Title        Vice President


Accepted and confirmed as of date first above written:
Commscope, Inc. of North Carolina


By: /s/ BARRY D. GRAHAM
   -------------------------------
Name:        Barry D. Graham
Title        Treasurer